






THE JONES GROUP

2012 First Quarter Earnings
April 25, 2012

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
- changes in the costs of raw materials, labor, advertising and transportation, including the impact such changes may have on the pricing of the Company's products and the resulting impact on consumer acceptance of the Company's products at higher price points;
- the Company's ability to successfully implement new operational and financial information systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Q1 Performance – Consolidated

($ in millions, except per share)	Q1-2012	Q1-2011
Total Revenue	$936	$961
Gross Profit	$344	$331
Gross Margin	36.7%	34.4%
SG&A	$291	$268
Operating Income	$53	$63
Net Income	$24	$32
Adjusted EPS	$0.31	$0.38

- Stronger sales than expected in all retail channels
- Gross margins have increased 230 bps from the prior year to 36.7%. Improvement related to impact of the Kurt Geiger acquisition (130bps) and improvements in the core businesses (100 bps)
- SG&A was well controlled and increased as planned due to the acquisition of the Kurt Geiger business

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $147 million
  - Reflects tight working capital management
- Inventory at quarter end: $473 million, up 5% from prior year (down 12% when excluding the acquired Kurt Geiger business)
  - Driven by cautious inventory planning
- Nothing drawn on credit facility at quarter end
  - Availability of $488 million
- Quarterly dividend: $0.05 per share
- 2012 capital expenditures: ~ $18 million
- 2012 share repurchases: ~ $9 million, or ~ 1 million shares

Enhancing Profitability

Action	Status
Revitalize Core Brands •Jones New York, Nine West, Anne Klein, Easy Spirit, Gloria Vanderbilt and l.e.i. •Best talent in industry to become fashion leader •Implement strong brand management •Modernize design while retaining connection with heritage	***Ongoing***
Invest in Emerging Brands •Stuart Weitzman, B Brian Atwood, Kurt Geiger, Rachel Roy, Robert Rodriguez •Grow upscale channel	***Ongoing***
Expand International Footprint •Penetration now approximately 21%	***Ongoing***
Improve Direct-to-Consumer Performance •Enhance assortment, penetration and customer experience •Rapidly close unprofitable stores	***Ongoing***
Operational Excellence •Optimize cost structure, inventory management, expense control •Superior manufacturing and sourcing	✔




STUART WEITZMAN
NEW YORK



Brand-Centric Evolution

- Refocusing the Company from category to brand management
- Driving branded point-of-view more clearly and distinctly through design, creativity and merchandising
  - Harmonizing design across categories
  - Retaining core heritage and equities
- Creating Powerful New Resources
  - Chief Creative Officer
    - Single editor to lead creative departments across Company portfolio
    - Drives design-centric direction across brands
  - Fashion Office
    - Captures and interprets trends to Company brands
- Attracting and retaining the best talent in the industry to drive transformation

Jones New York
Retail Store Remodel









Segment Performance

($ in millions)	Q1 - 2012	Q1 - 2011
Revenue -		
Domestic Wholesale Sportswear	$234	$269
Domestic Wholesale Jeanswear	$185	$235
Domestic Wholesale Footwear & Accessories	$226	$221
Domestic Retail	$128	$135
International Wholesale	$73	$79
International Retail	$78	$10
Segment Profit -		
Domestic Wholesale Sportswear	$27	$31
Domestic Wholesale Jeanswear	$18	$29
Domestic Wholesale Footwear & Accessories	$20	$19
Domestic Retail	($21)	($23)
International Wholesale	$10	$9
International Retail	($3)	($2)
Segment Margin -		
Domestic Wholesale Sportswear	11.6%	11.4%
Domestic Wholesale Jeanswear	9.6%	12.3%
Domestic Wholesale Footwear & Accessories	9.1%	8.8%
Domestic Retail	-16.4%	-17.2%
International Wholesale	13.6%	11.9%
International Retail	-4.4%	-16.5%

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

2012 Guidance

($ in millions)	Revenue
Domestic Wholesale Sportswear	$770 - $790
Domestic Wholesale Jeanswear	$730 - $750
Domestic Wholesale Footwear and Accessories	$880 - $910
Domestic Retail	$635 – $650
International Wholesale	$345 - $360
International Retail	$395 - $420
Licensing, Other and Eliminations	$45 – $50
Total Company	$3,800 - $3,930
Interest Expense	~ $55 Million
Equity in Income of Unconsolidated Affiliate	~ $ 2 Million
Effective Tax Rate	~ 37.0%
Depreciation and Amortization	~$100 -$105 Million
% of Net Earnings Applicable to Common Equity	~ 97.0%
Income Attributable to Noncontrolling Interest	~ ($1) Million
Weighted Average Shares	~ 78 Million
Capital Expenditures	~ $80 - $90 Million

Full Year Brand Contribution


2011 Actual
Jones New York 19%
Nine West 22%
Anne Klein 7%
GV 6%
Other 21%
Stuart Weitzman 6%
Easy Spirit 6%
KG 2%
l.e.i. 4%
Kasper 3%
Bandolino 4%
2012 Projection
Nine West 22%
Jones New York 17%
Anne Klein 7%
Stuart Weitzman 7%
Other 22%
GV 6%
Easy Spirit 6%
KG 3%
Kasper 3%
l.e.i. 3%
Bandolino 4%

Full Year Distribution Channels


2011 Actual
Upscale Department Stores 11%
Department Stores 42%
Discounters 6%
Mass Markets 8%
Mid-tier Chains 13%
E-Commerce 3%
Company Operated Retail 17%


2012 Projection
Upscale Department Stores 14%
Department Stores 39%
Discounters 6%
Mass Markets 8%
Mid-tier Chains 12%
E-Commerce 3%
Company Operated Retail 18%

Full Year Emerging Brands



$800
$600
$400
$200
$-
Net Revenues ($ millions)
20%
15%
10%
5%
0%
% of Total
<1%
<1%
5%
14%
18%
2008
2009
2010
2011
2012E

Note: Emerging brands include Kurt Geiger, Stuart Weitzman, Rachel Roy, Jessica Simpson, Robert Rodriguez, and Brian Atwood

International Penetration



$900
$600
$300
$-
International Revenues ($ millions)
25%
20%
15%
10%
5%
0%
% of Total
9%
8%
10%
17%
21%
2008
2009
2010
2011
2012E

Q1 2012 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q1 2012 Net Revenues				
Domestic Wholesale Sportswear	$ 234	$ -		$ 234
Domestic Wholesale Jeanswear	185	-		185
Domestic Wholesale Footwear & Accessories	226	-		226
Domestic Retail	128	-		128
International Wholesale	73	-		73
International Retail	78	-		78
Licensing, Other and Eliminations	12	-		12
Total Company	$ 936	$ -		$ 936
Q1 2012 Gross Profit	$ 344	$ -		$ 344
Q1 2012 SG&A	$ 303	$ (13)	(a-e)	$ 290
Q1 2012 Segment (Loss) Income				
Domestic Wholesale Sportswear	$ 23	$ 4	(b,d,e)	$ 27
Domestic Wholesale Jeanswear	17	1	(d,e)	18
Domestic Wholesale Footwear & Accessories	18	2	(d,e)	20
Domestic Retail	(22)	1	(a,f,g)	(21)
International Wholesale	10	-	(d)	10
International Retail	(5)	2	(b,d)	(3)
Licensing, Other and Eliminations	(1)	3	(b,c,d)	2
Total Segment Income (Loss)	$ 40	$ 13		$ 53
Interest expense	$ 43	$ (28)	(f)	$ 15
Net (loss) income allocated to common equity	(1)	25		24
Net (loss) income allocated to participating shares	-	-		-
Net (Loss) Income	$ (1)	$ 25		$ 24

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(d) Includes severance and restricted stock amortization related to executive management changes.

(e) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations.

(f) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q1 2011 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q1 2011 Net Revenues				
Domestic Wholesale Sportswear	$ 269	$ -		$ 269
Domestic Wholesale Jeanswear	235	-		235
Domestic Wholesale Footwear & Accessories	221	-		221
Domestic Retail	135	-		135
International Wholesale	79	-		79
International Retail	10	-		10
Licensing, Other and Eliminations	12	-		12
Total Company	$ 961	$ -		$ 961
Q1 2011 Gross Profit	$ 331	$ -		$ 331
Q1 2011 SG&A	$ 270	$ (2)	(a,b)	$ 268
Q1 2011 Segment (Loss) Income				
Domestic Wholesale Sportswear	$ 31	$ -		$ 31
Domestic Wholesale Jeanswear	28	1	(a)	29
Domestic Wholesale Footwear & Accessories	18	1	(a,b)	19
Domestic Retail	(23)	-		(23)
International Wholesale	9	-		9
International Retail	(2)	-		(2)
Licensing, Other and Eliminations	-	-		-
Total Segment (Loss) Income	$ 61	$ 2		$ 63
Interest expense	$ 21	$ (9)	(c)	$ 12
Net income allocated to common equity	25	6		31
Net income allocated to participating shares	1	-		1
Net Income	$ 26	$ 6		$ 32

(a) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines, consulting, legal, and accounting fees related to business development activities and certain other charges not considered by management to be part of ongoing operations.

(b) Includes the amortization of certain acquired intangible assets related to the acquisition of Stuart Weitzman.

(c) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.